UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2020

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Unsecured Revolving Credit Facility Amendment
On July 29, 2020, Retail Opportunity Investments Corp. (the “Company”), as parent guarantor, and Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), the operating partnership subsidiary of the Company, as borrower, entered into the Second Amendment to Second Amended and Restated Credit Agreement with KeyBank National Association, as Administrative Agent (the “Administrative Agent”), and the other lenders party thereto (the “Credit Agreement Amendment”), which amends the Second Amended and Restated Credit Agreement, dated as of September 8, 2017, as amended (the “Credit Agreement”), by and among the Company, as parent guarantor, the Operating Partnership, as borrower, KeyBank National Association, as Administrative Agent, Swing Line Lender and L/C Issuer, PNC Bank National Association and U.S. Bank National Association, as Co-Syndication Agents and the other lenders party thereto.
Pursuant to the Credit Agreement Amendment, the lenders agreed to, among other things, during a waiver period beginning on June 30, 2020 and lasting through and including March 31, 2021 (the “Waiver Period”), (i) reduce the Minimum Economic Occupancy (as defined in the Credit Agreement) theshold from 70% to 50% for properties contributing to the Unencumbered Asset Pool Value (as defined in the Credit Agreement) and (ii) include a financial covenant that the Liquidity Amount (as defined in the Credit Agreement Amendment) shall not be less than $150,000,000 at any time during the Waiver Period.
The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Term Loan Facility Amendment
On July 29, 2020, the Company, as parent guarantor, and the Operating Partnership, as borrower, entered into the Second Amendment to First Amended and Restated Term Loan Agreement with KeyBank National Association, as Administrative Agent, and the other lenders party thereto (the “Term Loan Agreement Amendment”), which amends the First Amended and Restated Term Loan Agreement, dated as of September 8, 2017, as amended, by and among the Company, as parent guarantor, the Operating Partnership, as borrower, KeyBank National Association, as Administrative Agent, BMO Capital Markets and Regions Bank, as Co-Syndication Agents, Capital One, National Association, as Documentation Agent, and the other lenders party thereto (the “Term Loan Agreement”).
Pursuant to the Term Loan Agreement Amendment, the lenders agreed to, among other things, during the Waiver Period, (i) reduce the Minimum Economic Occupancy (as defined in the Term Loan Agreement) threshold from 70% to 50% for properties contributing to the Unencumbered Asset Pool Value (as defined in the Term Loan Agreement) and (ii) include a financial covenant that the Liquidity Amount (as defined in the Term Loan Agreement Amendment) shall not be less than $150,000,000 at any time during the Waiver Period.
The foregoing description of the Term Loan Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
2026 Note Purchase Agreement Amendment
On July 29, 2020, the Company, as parent guarantor, and the Operating Partnership, as the issuer, entered into the Third Amendment to the Amended and Restated Note Purchase Agreement (the “2026 Note Purchase Agreement Amendement”), which amends the Amended and Restated Note Purchase Agreement, dated as of September 22, 2016, as amended, by and among the Company, the Operating Partnership and the purchasers named therein (the “2026 Note Purchase Agreement”).

Pursuant to the 2026 Note Purchase Agreement Amendment, the noteholders agreed to, among other things, during the Waiver Period, (i) reduce the minimum occupancy threshold from 70% to 50% for properties contributing to the Unencumbered Asset Pool Value (as defined in the 2026 Note Purchase Agreement) and (ii) include a financial covenant that the Liquidity Amount (as defined in the 2026 Note Purchase Agreement Amendment) shall not be less than $150,000,000 at any time during the Waiver Period.
The foregoing description of the 2026 Note Purchase Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
2027 Note Purchase Agreement Amendment
On July 29, 2020, the Company, as parent guarantor, and the Operating Partnership, as the issuer, entered into the First Amendment to the Note Purchase Agreement (the “2027 Note Purchase Agreement Amendement”) which amends the Note Purchase Agreement, dated as of November 10, 2017, by and among the Company, the Operating Partnership and the purchasers named therein (the “2027 Note Purchase Agreement”).
Pursuant to the 2027 Note Purchase Agreement Amendment, the noteholders agreed to, among other things, during the Waiver Period, (i) reduce the minimum occupancy threshold from 70% to 50% for properties contributing to the Unencumbered Asset Pool Value (as defined in the 2027 Note Purchase Agreement) and (ii) include a financial covenant that the Liquidity Amount (as defined in the 2027 Note Purchase Agreement Amendment) shall not be less than $150,000,000 at any time during the Waiver Period.
The foregoing description of the 2027 Note Purchase Agreement Amendment is qualified in its entirety by reference to the text of such agreement attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Second Amendment to Second Amended and Restated Credit Agreement, dated as of July 29, 2020, by and among Retail Opportunity Investments Corp., as the guarantor, and Retail Opportunity Investments Partnership, LP, as the borrower, KeyBank National Association, as Administrative Agent, and the other lenders party thereto.

10.2
Second Amendment to First Amended and Restated Term Loan Agreement, dated as of July 29, 2020, by and among Retail Opportunity Investments Corp., as the Parent Guarantor, Retail Opportunity Investments Partnership, LP, as the Borrower, KeyBank National Association, as Administrative Agent, and the other lenders party thereto.

10.3
Third Amendment, dated as of July 29, 2020 to the Amended and Restated Note Purchase Agreement, dated as of September 22, 2016, by and among Retail Opportunity Investments Partnership, LP, Retail Opportunity Investments Corp and the purchasers named therein.

10.4
First Amendment, dated as of July 29, 2020 to the Note Purchase Agreement, dated as of November 10, 2017, by and among Retail Opportunity Investments Partnership, LP, Retail Opportunity Investments Corp and the purchasers named therein.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2020	RETAIL OPPORTUNITY INVESTMENTS CORP.
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: August 4, 2020	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer